                                                                    EXHIBIT 10.2



           SLEEPMASTER L.L.C. (a New Jersey limited liability company)
            SLEEPMASTER FINANCE CORPORATION (a Delaware corporation)


             HERR MANUFACTURING COMPANY (a Pennsylvania corporation)
               PALM BEACH BEDDING COMPANY (a Florida corporation)
           LOWER ROAD ASSOCIATES, LLC (a New Jersey limited liability company)

                                  $115,000,000

                     11% Senior Subordinated Notes due 2009

                               PURCHASE AGREEMENT



Dated:  May 12, 1999

                                TABLE OF CONTENTS

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PURCHASE AGREEMENT ........................................................................................................        1

         SECTION 1. Representations and Warranties ........................................................................        3

                  (a) Representations and Warranties by the Issuers and the Guarantors ....................................        3
                           (i) Similar Offerings ..........................................................................        3
                           (ii) Offering Memorandum .......................................................................        4
                           (iii) Independent Accountants ..................................................................        4
                           (iv) Financial Statements ......................................................................        4
                           (v) No Material Adverse Change in Business .....................................................        5
                           (vi) Good Standing of the Company ..............................................................        6
                           (vii)  Good Standing of Finance Corp. ..........................................................        6
                           (viii) Good Standing of Subsidiaries ...........................................................        6
                           (ix)  Good Standing of Holdings ................................................................        7
                           (x) Capitalization .............................................................................        7
                           (xi) Authorization of Agreements ...............................................................        8
                           (xii) Authorization of the Indenture ...........................................................        9
                           (xiii) Authorization of the Securities and the Guarantees ......................................        9
                           (xiv) Authorization of the Credit Agreement ....................................................        9
                           (xv)  Authorization of the Acquisition Agreement ...............................................       10
                           (xvi) Description of the Securities, the Guarantees and the Indenture ..........................       10
                           (xvii) Absence of Defaults and Conflicts .......................................................       10
                           (xviii) Absence of Labor Disputes ..............................................................       11
                           (xix) Absence of Proceedings ...................................................................       12
                           (xx) Possession of Intellectual Property .......................................................       12
                           (xxi) Absence of Further Requirements ..........................................................       13
                           (xxii) Possession of Licenses and Permits ......................................................       13
                           (xxiii) Title to Property ......................................................................       14
                           (xxiv) Tax Returns .............................................................................       14
                           (xxv) Insurance ................................................................................       15
                           (xxvi) Solvency ................................................................................       15
                           (xxvii) Stabilization or Manipulation ..........................................................       14
                           (xxviii) Related Party Transactions ............................................................       15
                           (xxix) Suppliers ...............................................................................       16
                           (xxx) Environmental Laws .......................................................................       16
                           (xxxi)  Registration Rights ....................................................................       16

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
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                           (xxxii) Accounting Controls ....................................................................       17
                           (xxxiii)  Investment Company Act ...............................................................       17
                           (xxxiv) Rule 144A Eligibility ..................................................................       17
                           (xxxv)  No General Solicitation ................................................................       17
                           (xxxvi)  No Registration Required ..............................................................       17
                           (xxxvii)  No Directed Selling Efforts ..........................................................       17
                           (xxxviii)  PORTAL ..............................................................................       18
                           (xxxix)  Year 2000 Disclosures .................................................................       18
                  (b) Officer's Certificates ..............................................................................       18

SECTION 2. Sale and Delivery to Initial Purchasers; Closing ...............................................................       18

         (a) Securities and Guarantees ....................................................................................       18
         (b) Payment ......................................................................................................       19
         (c) Qualified Institutional Buyer ................................................................................       19
         (d) Denominations; Registration ..................................................................................       20

SECTION 3. Covenants of the Issuers and the Guarantors ....................................................................       20

         (a) Offering Memorandum ..........................................................................................       20
         (b) Notice and Effect of Material Events .........................................................................       20
         (c) Amendment to Offering Memorandum and Supplements .............................................................       20
         (d) Qualification of Securities and Guarantees  for Offer and Sale ...............................................       21
         (e) Integration ..................................................................................................       21
         (f) Rating of Securities .........................................................................................       21
         (g) Rule 144A Information ........................................................................................       21
         (h) Restriction on Resales .......................................................................................       21
         (i) Use of Proceeds ..............................................................................................       22
         (j) Restriction on Sale of Securities ............................................................................       22
         (k) DTC Clearance ................................................................................................       22
         (l) Legends ......................................................................................................       22
         (m) Interim Financial Statements .................................................................................       22
         (n) Periodic Reports .............................................................................................       22

SECTION 4. Payment of Expenses ............................................................................................       23

         (a) Expenses 23
         (b) Termination of Agreement .....................................................................................       23

SECTION 5. Conditions of Initial Purchasers' Obligations ..................................................................       23

         (a) Opinions of Counsel for the Issuers and the Guarantors .......................................................       24
         (b) Opinion of Counsel for the Initial Purchasers ................................................................       24

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
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         (c) Officers' Certificate ........................................................................................       24
         (d) Accountant's Comfort Letter and Consent ......................................................................       25
         (e) Bring-down Comfort Letter ....................................................................................       25
         (f) Maintenance of Rating ........................................................................................       25
         (g) PORTAL .......................................................................................................       25
         (h) Chief Financial Officer's Certificate ........................................................................       25
         (i) Registration Rights Agreement, Indenture and Pledge and Escrow Agreement .....................................       25
         (j) Credit Agreement .............................................................................................       26
         (k) Preferred Membership Interests ...............................................................................       26
         (l) Additional Documents .........................................................................................       26
         (m) Termination of Agreement .....................................................................................       26

         SECTION 6. Indemnification .......................................................................................       27

                  (a) Indemnification of Initial Purchasers ...............................................................       27
                  (b) Indemnification of Issuers, Guarantors, and Directors ...............................................       28
                  (c) Actions against Parties; Notification ...............................................................       28
                  (d) Settlement without Consent if Failure to Reimburse ..................................................       29

         SECTION 7. Contribution ..........................................................................................       29


         SECTION 8. Representations, Warranties and Agreements to Survive Delivery ........................................       30


         SECTION 9. Termination of Agreement ..............................................................................       31

                  (a) Termination; General ................................................................................       31
                  (b) Liabilities .........................................................................................       31

         SECTION 10. Default by One or More of the Initial Purchasers .....................................................       31


         SECTION 11. Notices ..............................................................................................       32


         SECTION 12. Parties ..............................................................................................       32


         SECTION 13. Governing Law and Time ...............................................................................       33


SECTION 14. Effect of Headings ............................................................................................       33

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                                     -iv-
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Schedule A--Initial Purchasers
Schedule B--Guarantors
Schedule C--Securities
Exhibit A--Form of Opinions
Exhibit B--Form of Comfort Letter

                                  $115,000,000


           SLEEPMASTER L.L.C. (a New Jersey limited liability company)
            SLEEPMASTER FINANCE CORPORATION (a Delaware corporation)


             HERR MANUFACTURING COMPANY (a Pennsylvania corporation)
               PALM BEACH BEDDING COMPANY (a Florida corporation)
           LOWER ROAD ASSOCIATES, LLC (a New Jersey limited liability company)

                               PURCHASE AGREEMENT


                                                                    May 12, 1999

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated
First Union Capital Markets Corp.
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

         Sleepmaster L.L.C., a New Jersey limited liability company (the "Company"), Sleepmaster Finance Corporation, a Delaware corporation ("Finance Corp." and, together with the Company, the "Issuers"), and each of the Guarantors listed on Schedule B hereto (the "Guarantors") confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Initial Purchasers named in Schedule A hereto (collectively, the "Initial Purchasers," which term shall also include any initial purchaser substituted as hereinafter provided in
Section 10 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the "Representative"), with respect to (i) the issue and sale by the Issuers, jointly and severally, and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in said Schedule A of $115,000,000 aggregate principal amount of the Issuers' Senior Subordinated Notes due 2009 (the "Securities") and (ii) the issue and sale by the Guarantors and the purchase by the Initial Purchasers, acting severally and not jointly, of the senior subordinated guarantees (the "Guarantees") of the Issuers' obligations under the Securities. The Securities and the Guarantees are to be issued pursuant to an indenture dated as of May 18, 1999 (the "Indenture") among the Issuers, the Guarantors and United States Trust Company of New York, as trustee (the "Trustee"). Securities and Guarantees issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of or prior to the Closing Time (as defined in Section 2(b)) (the "DTC Agreement"), among the Issuers, the Trustee and DTC.

         The Issuers and the Guarantors understand that the Initial Purchasers propose to make an offering of the Securities and the Guarantees on the terms and in the manner set forth herein and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities and the Guarantees to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Securities and the Guarantees are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities, the Guarantees and the Indenture, investors that acquire Securities and Guarantees may only resell or otherwise transfer such Securities and Guarantees if such Securities and Guarantees are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the "Commission")).

         The Issuers and the Guarantors have prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated April 30, 1999 (the "Preliminary Offering Memorandum") and have prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated May 12, 1999 (the "Final Offering Memorandum"), each to be used by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities and the Guarantees. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto, which has been prepared and delivered by the Issuers and the Guarantors to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities and the Guarantees.

         Simultaneously with the consummation of the offer and sale of the Securities and the Guarantees, (1) the Issuers and the Guarantors will enter into a credit agreement (the "Credit Agreement") with First Union National Bank, as agent, and (2) the Company will consummate the acquisition of substantially all of the assets of Star Bedding Products (1986) Limited (the "Star Acquisition") pursuant to an asset purchase agreement, dated as of April 8, 1999 (the "Acquisition Agreement"), with Star Bedding Products Limited.

         If the Star Acquisition is not consummated simultaneously with the offer and sale of the Securities and the Guarantees (the "Offering"), then pending consummation of the Star Acquisition, $15.4 million of the net proceeds (the "Escrow Funds") from the sale of the Securities will be held by the Trustee in an escrow and pledge account (the "Escrow and Pledge Account") pursuant to a Pledge and Escrow Agreement among the Company, Finance Corp. and the Trustee (the "Pledge and Escrow Agreement"). The Escrow Funds will be required to be invested in Cash Equivalents (as defined in the Pledge and Escrow Agreement). The Company and Finance Corp. will be permitted to obtain release of the Escrow Funds in accordance with the Pledge and Escrow Agreement upon consummation of the Star Acquisition. Upon the earlier to occur of (i) termination of the Acquisition Agreement and (ii) 60 days after the Issue Date (as defined in the Offering Memorandum), if the Escrow Funds have not been released by that time, $15 million aggregate principal amount of the outstanding Securities will be subject to a Special Mandatory Redemption (as defined in the Offering Memorandum) upon seven days' prior written notice to the Holders with the Escrow Funds at a redemption price equal to 101% of the principal amount plus accrued and unpaid interest, if any, to the date of redemption.

         The holders of the Securities and the Guarantees will be entitled to the benefits of the registration rights agreement to be dated as of the Closing Time (the "Registration Rights Agreement"), among the Issuers, the Guarantors and the Initial Purchasers, pursuant to which the Issuers and the Guarantors will agree to file a registration statement with the Commission registering the Exchange Securities (as defined in the Registration Rights Agreement) under the 1933 Act.

         SECTION 1.           Representations and Warranties.

         (a) Representations and Warranties by the Issuers and the Guarantors. Each of the Issuers and each of the Guarantors, jointly and severally, represent and warrant to each Initial Purchaser as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and agree with each Initial Purchaser as follows:

                  (i) Similar Offerings. The Issuers and the Guarantors have not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities and the Guarantees in a manner that would require the Securities or the Guarantees to be registered under the 1933 Act.

                  (ii) Offering Memorandum. The Offering Memorandum does not, and at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Issuers and the Guarantors in writing by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

                  (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Offering Memorandum are independent certified public accountants with respect to the Issuers, the Guarantors and their respective subsidiaries within the meaning of Regulation S-X under the 1933 Act.

                  (iv) Financial Statements. The financial statements of the Company, together with the related schedules and notes, included in the Offering Memorandum present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statements of income, changes in members' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The financial statements of Palm Beach Bedding Company ("Palm Beach"), together with the related schedules and notes, included in the Offering Memorandum present fairly the financial position of Palm Beach and its consolidated subsidiaries at the dates indicated and the statements of income, changes in shareholders' equity and cash flows of Palm Beach and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States GAAP applied on a consistent basis throughout the periods involved. The financial statements of Herr Manufacturing Company ("Herr"), together with the related schedules and notes, included in the Offering Memorandum present fairly the financial position of Herr and its consolidated subsidiaries at the dates indicated and the statements of income, changes in shareholders' equity and cash flows of Herr and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States GAAP applied on a consistent basis throughout the periods involved. The financial statements of Star, together with the related schedules and notes, included in the

         Offering Memorandum present fairly the financial position of Star and its consolidated subsidiaries at the dates indicated and the statements of income, changes in shareholders' equity and cash flows of Star and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States GAAP applied on a consistent basis throughout the periods involved. The selected financial data and the summary financial information included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum. The pro forma financial statements of the Company and its subsidiaries and the related notes thereto, and the other pro forma financial information included in the Offering Memorandum, present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements included in a registration statement under the 1933 Act and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The financial statements included in the Offering Memorandum are the only financial statements which would be required by Regulation S-X to be included in the Offering Memorandum if the Offering Memorandum was a registration statement on Form S-1. The selected financial information included in the Offering Memorandum for the years ending and as of December 31, 1995 and December 31, 1994 have been derived from the Company's 1995 and 1994 financial statements and were prepared in accordance with United States GAAP and the requirements of Regulation S-X under the Securities Act.

                  (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein or contemplated thereby,
         (A) there has been no material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of Sleepmaster Holdings L.L.C., a New Jersey limited liability company ("Holdings"), the Issuers and their respective Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by either of the Issuers, any of their respective Subsidiaries or Holdings, other than those in the ordinary course of business, which are material with respect to the Issuers and their Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by either Issuer or Holdings on any class of its capital stock or other equity interest.

                  (vi) Good Standing of the Company. The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of New Jersey and has power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Exchange Securities, the Credit Agreement, the Acquisition Agreement, the Pledge and Escrow Agreement (if the Star Acquisition is not consummated simultaneously with the Offering) and the DTC Agreement and to enter into and consummate all the transactions in connection therewith as contemplated in the Offering Memorandum; and the Company is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (vii) Good Standing of Finance Corp. Finance Corp. has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Exchange Securities, the Credit Agreement, the Pledge and Escrow Agreement (if the Star Acquisition is not consummated simultaneously with the Offering) and the DTC Agreement and to enter into and consummate all the transactions in connection therewith as contemplated in the Offering Memorandum.

                  (viii) Good Standing of Subsidiaries. Each subsidiary of the Company or of Finance Corp. (each a "Subsidiary" and collectively the "Subsidiaries") has been duly organized or formed and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or existence, has power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding capital stock or membership interests (or other equity interests) of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company or Finance Corp., directly or through the Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock or membership interests (or other equity interests) of the Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, or under the charter, by-laws or other charter documents of any Subsidiary or under any agreement to which any of the Issuers or any Subsidiary is a party. All of the Subsidiaries of the Company are listed on Schedule B attached hereto.

                  (ix) Good Standing of Holdings. Membership interests in the Company are 99.9% owned by Holdings and 0.1% owned by Sleep Investor LLC, a Delaware limited liability company ("Investor"). Holdings has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of New Jersey and has power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum; and Holdings is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse effect with respect to Holdings.

                  (x) Capitalization. The authorized, issued and outstanding membership interests of the Company were at the date indicated in the Offering Memorandum as set forth in the financial statements, including the schedules and notes, included in the Offering Memorandum. The issued and outstanding membership interests of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding membership interests of the Company were issued in violation of the preemptive or other similar rights of any equity holder of the Company arising by operation of law, under the charter, by-laws, certificate of formation, limited liability company agreement or other organizational documents of the Company, under any agreement to which the Company or any of the Subsidiaries is a party or otherwise. The issued and outstanding capital stock of Finance Corp. has been duly authorized and validly issued and are fully paid and non-assessable; all of the capital stock of Finance Corp. is owned by the Company; and none of the outstanding shares of capital stock of Finance Corp. were issued in violation of the preemptive or other similar rights of any securityholder of Finance Corp. arising by operation of law, under the charter, by-laws or other organizational documents of Finance Corp., under any agreement to which Finance Corp. or any of the Subsidiaries is a party or otherwise. The authorized, issued and outstanding membership interests of

         Holdings were at the date indicated in the Offering Memorandum as set forth in the Offering Memorandum. The issued and outstanding membership interests of Holdings have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding membership interests of Holdings were issued in violation of the preemptive or other similar rights of any equity holder of Holdings arising by operation of law, under the charter, by-laws, certificate of formation, limited liability company agreement or other organizational documents of Holdings, under any agreement to which Holdings or any of its subsidiaries is a party or otherwise. The authorized, issued and outstanding membership interests of Investor were at the date indicated in the Offering Memorandum as set forth in the Offering Memorandum.

                  (xi) Authorization of Agreements. This Agreement and the Registration Rights Agreement have each been duly authorized by each of the Issuers and each of the Guarantors. The DTC Agreement has been duly authorized by each of the Issuers. This Agreement has been, and as of the Closing Time the Registration Rights Agreement will have been, duly executed and delivered by each of the Issuers and each of the Guarantors. Upon the execution and delivery thereof by the Issuers and each of the Guarantors, the Registration Rights Agreement will constitute the valid and binding obligation of each of the Issuers and each of the Guarantors, enforceable against each of the Issuers and each of the Guarantors in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity. As of the Closing Time, the DTC Agreement will have been duly executed and delivered by each of the Issuers and will constitute the valid and binding obligation of each of the Issuers, enforceable against the Issuers in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity.

                  If the Star Acquisition is not consummated simultaneously with the Offering, (x) as of the Closing Time, the Pledge and Escrow Agreement will have been duly authorized, executed and delivered by the Company and Finance Corp. and will constitute the valid and binding obligation of each of the Company and Finance Corp., enforceable against the Company and Finance Corp., as the case may be, in accordance with its terms, and (y) at the time of the deposit of the Escrow Funds into the Escrow and Pledge Account (as defined in the Pledge and Escrow Agreement), the pledge of the Collateral (as defined in the Pledge and Escrow Agreement) securing the payment of the Secured Obligations (as defined in the Pledge and Escrow Agreement) for the benefit of the Trustee and the

         Holders of the Securities will constitute a first priority perfected security interest in such Collateral, enforceable in accordance with the Uniform Commercial Code as in effect on the date hereof in the State of New York (the "UCC") against the Company, Finance Corp., Holdings and all creditors of the Company, Finance Corp. or Holdings and any persons purporting to purchase any of the Collateral from the Company, Finance Corp. or Holdings.

                  (xii) Authorization of the Indenture. The Indenture has been duly authorized by each of the Issuers and each of the Guarantors and, at the Closing Time, will have been duly executed and delivered by each of the Issuers and each of the Guarantors and will constitute a valid and binding agreement of each of the Issuers and each of the Guarantors, enforceable against each of the Issuers and each of the Guarantors in accordance with its terms.

                  (xiii) Authorization of the Securities and the Guarantees. The Securities have been duly authorized by each of the Issuers and, at the Closing Time, will have been duly executed and delivered by each of the Issuers and, when authenticated in the manner provided for in the Indenture, will constitute valid and binding obligations of each of the Issuers, enforceable against each of the Issuers in accordance with their terms, and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Guarantees have been duly authorized by the Guarantors and, at the Closing Time, will have been duly executed and delivered by the Guarantors and, when authenticated in the manner provided for in the Indenture, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Exchange Securities have been duly authorized by each of the Issuers and each of the Guarantors and, when executed and authenticated and issued and delivered by each of the Issuers and each of the Guarantors in exchange for the Securities and the Guarantees pursuant to the Exchange Offer (as defined in the Registration Rights Agreement), will constitute valid and binding obligations of each of the Issuers and each of the Guarantors, enforceable against each of the Issuers and each of the Guarantors in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity.

                  (xiv) Authorization of the Credit Agreement. The Credit Agreement has been duly authorized by each of the Issuers and the Guarantors and, at the Closing Time, will have been duly executed and delivered by each of the Issuers and each of the Guarantors and will constitute a valid and binding obligation of each of the Issuers and each of the Guarantors, enforceable against each of the Issuers and each of the Guarantors in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity.

                  (xv) Authorization of the Acquisition Agreement. The Acquisition Agreement has been duly authorized, executed and delivered by each of the parties thereto and constitutes a valid and binding obligation of the parties thereto, enforceable against the parties thereto in accordance with its terms. The representations and warranties included in the Acquisition Agreement are true and correct as of the date hereof and will be true and correct as of the Closing Time. The Company and the Guarantors have no reason to believe that any of the covenants included in the Acquisition Agreement have been breached or that the conditions to closing included in the Acquisition Agreement have not been or will not be satisfied prior to the Closing Time.

                  (xvi) Description of the Securities, the Guarantees and the Indenture. The Securities, the Guarantees, the Indenture, the Registration Rights Agreement, the Pledge and Escrow Agreement (if the Star Acquisition is not consummated simultaneously with the Offering) and the Credit Agreement will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and will be in substantially the respective forms previously delivered to the Initial Purchasers. The Exchange Securities will conform in all material respects to the statements relating thereto contained in the Offering Memorandum and the Registration Statement at the time it becomes effective. There are no contracts or documents which are required to be described in a registration statement on Form S-1 under the 1933 Act which have not been described in the Offering Memorandum.

                  (xvii) Absence of Defaults and Conflicts. Neither of the Issuers nor any of the Subsidiaries is in violation of its charter, by-laws, certificate of formation, limited liability company agreement or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, license, loan or credit agreement, note, lease or other agreement or instrument to which Holdings, either of the Issuers or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of Holdings, the Issuers or any of the Subsidiaries is subject (collectively, "Agreements and Instruments") or has violated or is in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Issuers or any of the Subsidiaries or any of their assets or properties, except in each case for such defaults or violations that would not result in a Material Adverse Effect.

                  The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Credit Agreement, the Acquisition Agreement, the Pledge and Escrow Agreement (if the Star Acquisition is not consummated simultaneously with the Offering), the Securities, the Guarantees, the Exchange Securities and any other agreement or instrument entered into or issued or to be entered into or issued by either of the Issuers or any of the Guarantors in connection with the transactions contemplated hereby or thereby or in the Offering Memorandum or in connection with the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under the caption "Use of Proceeds") and compliance by the Issuers and the Guarantors with their respective obligations hereunder have been duly authorized by all necessary corporate or member action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or (other than as contemplated by the Credit Agreement and, if the Star Acquisition is not consummated simultaneously with the Offering, the Pledge and Escrow Agreement) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of either of the Issuers or any of the Subsidiaries pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter, by-laws, certificate of formation or limited liability company agreement or other organizational documents of either Issuer or any of the Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over either Issuer or any of the Subsidiaries or any of their assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by either Issuer or any of the Subsidiaries.

                  (xviii) Absence of Labor Disputes. No labor dispute with the employees of either Issuer or any of the Subsidiaries exists or, to the knowledge of the Issuers and the Guarantors, is imminent, and the Issuers and the Guarantors are not aware of any existing or imminent labor disturbance by the employees of any of their or any of the Subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Effect.

                  (xix) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation, in each case before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Issuers or any Guarantor, threatened, against or affecting Holdings, the Issuers or any of the Subsidiaries which, singly or in the aggregate, might reasonably be expected to result in a Material Adverse Effect, or which, singly or in the aggregate, might reasonably be expected to materially and adversely affect the properties or assets of the Issuers or any of the Subsidiaries or the consummation of this Agreement or the performance by either Issuer or any of the Guarantors of their respective obligations hereunder or under the Securities, the Guarantees, the Exchange Securities, the Registration Rights Agreement, the Indenture, the Credit Agreement, the Pledge and Escrow Agreement (if the Star Acquisition is not consummated simultaneously with the Offering) or the Acquisition Agreement. The aggregate of all pending legal or governmental proceedings to which Holdings, either Issuer or any of the Subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                  (xx) Possession of Intellectual Property. The Issuers and the Subsidiaries own, possess or license, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither Issuer nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property (including Intellectual Property which is licensed) or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Issuers or any of the Subsidiaries therein, and which infringement or conflict or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. All of the agreements pursuant to which the Company, Finance Corp. or any of its Subsidiaries license Intellectual Property from third parties (the "License Agreements") have been duly authorized, executed and delivered by the Company, Finance Corp. or such Subsidiary and (assuming due authorization, execution and delivery by the other parties thereto) constitute valid and binding agreements of the Company, Finance Corp. or such Subsidiary, enforceable against the Company, Finance Corp. or such Subsidiary in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). Neither the Company, Finance Corp. nor any of the Subsidiaries is in violation or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any such License Agreement, nor has the Company, Finance Corp. or any of the Subsidiaries received notice from any third party that the Company, Finance Corp. or any of the Subsidiaries is in violation or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any such License Agreement, except for any violation or default which, singly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

                  (xxi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by either Issuer or any of the Guarantors of their respective obligations hereunder, in connection with the offering, issuance or sale of the Securities and the Guarantees hereunder or the consummation of the transactions contemplated by or for the due execution, delivery or performance of this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Credit Agreement, the Acquisition Agreement, the Pledge and Escrow Agreement (if the Star Acquisition is not consummated simultaneously with the Offering), the Securities, the Guarantees, the Exchange Securities or any other agreement or instrument entered into or issued or to be entered into or issued by either Issuer or any of the Subsidiaries in connection with the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under the caption "Use of Proceeds"), except such as have been already obtained or as may be required under state securities laws.

                  (xxii) Possession of Licenses and Permits. The Issuers and the Subsidiaries possess all governmental permits, licenses, approvals, consents, certificates and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them respectively; the Issuers and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and none of the Issuers or any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses, nor are there, to the knowledge of either Issuer or any Guarantor, pending or threatened actions, suits, claims or proceedings against either Issuer or any Subsidiary before any court, governmental agency or body or otherwise that would reasonably be expected to limit, revoke, cancel, suspend or cause not to be renewed any Governmental License, in each case, which, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xxiii) Title to Property. The Issuers and the Subsidiaries have good and marketable title to all real property owned by the Issuers and the Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Issuers or any of the Subsidiaries; and all of the leases and subleases material to the business of the Issuers and the Subsidiaries, considered as one enterprise, and under which the Issuers or any of the Subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and neither of the Issuers nor any of the Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of either Issuer or any of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of either Issuer or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xxiv) Tax Returns. All United States federal income tax returns of the Issuers and the Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Issuers and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, federal, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Issuers and the Subsidiaries, except for such taxes, if any, as are being contested in good faith and by appropriate proceedings and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Issuers in respect of all federal, state, local and foreign tax liabilities of the Issuers and each Subsidiary for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

                  (xxv) Insurance. The Issuers and the Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts, containing such deductibles and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

                  (xxvi) Solvency. The Company and each of the Guarantors is, and immediately after the Closing will be, Solvent. As used herein, the term "Solvent" means, with respect to the Company and each Guarantor, as the case may be, on a particular date, that on such date (A) the fair market value of the assets of the Company or such Guarantor is greater than the total amount of liabilities (including contingent liabilities) of the Company or such Guarantor, (B) the present fair salable value of the assets of the Company or such Guarantor is greater than the amount that will be required to pay the probable liabilities of the Company or such Guarantor on its debts as they become absolute and mature, (C) the Company or such Guarantor is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature, and (D) the Company or such Guarantor does not have unreasonably small capital.

                  (xxvii) Stabilization or Manipulation. Neither of the Issuers nor any Guarantor nor any of their respective officers, directors or controlling persons has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of either Issuer or any Guarantor in order to facilitate the sale or resale of the Securities or the Guarantees. The Issuers and the Guarantors have not distributed and, prior to the later to occur of (i) the Closing Time and (ii) completion of the distribution of the Securities and the Guarantees, will not distribute any offering material in connection with the offering and sale of the Securities and the Guarantees other than the Offering Memorandum or other materials, if any, permitted by the 1933 Act and approved by the Representative.

                  (xxviii) Related Party Transactions. No relationship, direct or indirect, exists between or among any of Holdings, the Issuers, the Guarantors or any affiliate of Holdings, the Issuers or any Guarantor, on the one hand, and any director, officer, stockholder, customer or supplier of any of them, on the other hand, which is required by the 1933 Act or by the rules and regulations enacted thereunder to be described in a registration statement on Form S-1 which is not so described or is not described as required in the Offering Memorandum.

                  (xxix) Suppliers. No supplier of merchandise to either Issuer or any of the Subsidiaries has ceased shipments of merchandise to either Issuer or any of the Subsidiaries, other than in the normal and ordinary course of business consistent with past practices, which cessation would not result in a Material Adverse Effect.

                  (xxx) Environmental Laws. Except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither of the Issuers nor any of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products or nuclear or radioactive material (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Issuers and the Subsidiaries have all permits, licenses, authorizations and approvals currently required for their respective businesses under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against either of the Issuers or any of the Subsidiaries and (D) there are no events, facts or circumstances that might reasonably be expected to form the basis of any liability or obligation of the Issuers or any of the Subsidiaries, including, without limitation, any order, decree, plan or agreement requiring clean-up or remediation, or any action, suit or proceeding by any private party or governmental body or agency, against or affecting either Issuer or any of the Subsidiaries relating to any Hazardous Materials or Environmental Laws.

                  (xxxi) Registration Rights. There are no holders of securities (debt or equity) of Holdings, either Issuer or any Guarantor, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of Holdings, either Issuer or any Guarantor, who in connection with the issuance, sale and delivery of the Securities, the Guarantees and the Exchange Securities, if any, and the execution, delivery and performance of this Agreement and the Registration Rights Agreement, have the right to request either Issuer or any Guarantor to register securities held by them under the 1933 Act.

                  (xxxii) Accounting Controls. The Company and its consolidated Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxxiii) Investment Company Act. The Company, Finance Corp. and each of the Guarantors is not, and upon the issuance and sale of the Securities and the Guarantees as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxxiv) Rule 144A Eligibility. The Securities and the Guarantees are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

                  (xxxv) No General Solicitation. None of the Company, Finance Corp. or the Guarantors, or any person acting on any of their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation), has engaged or will engage, in connection with the offering of the Securities and the Guarantees, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

                  (xxxvi) No Registration Required. Assuming the accuracy of the Initial Purchasers' representations, warranties and agreements set forth in Section 2(c) hereof, it is not necessary in connection with the offer, sale and delivery of the Securities and the Guarantees to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities and the Guarantees under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

                  (xxxvii) No Directed Selling Efforts. With respect to those Securities and Guarantees sold in reliance on Regulation S, (A) none of the Issuers, the Guarantors, any of their respective affiliates (as used in Regulation S) or any person acting on their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (B) each of the Issuers, the Guarantors, any of their respective affiliates (as used in Regulation S) and any person acting on their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

                  (xxxviii) PORTAL. There are no securities of either Issuer or any of the Guarantors which are of the same class as the Securities or the Guarantees that are listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a United States automated inter dealer quotation system. The Issuers and the Guarantors have been advised by the National Association of Securities Dealers, Inc. PORTAL Market that the Securities and the Guarantees will be designated PORTAL eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

                  (xxxix) Year 2000 Disclosures. All disclosure regarding year 2000 compliance that is required to be described in a registration statement on Form S-1 under the 1933 Act and the 1933 Act Regulations (including disclosures required by SEC Release No. 33-7558 (July 29,
         1998) and SEC Release No. 33-7609 (November 9, 1998)) has been included in the Offering Memorandum. Neither the Issuers or the Guarantors nor any of the Subsidiaries will incur material operating expenses or costs to ensure that its information systems will be year 2000 compliant, other than as disclosed in the Offering Memorandum.

         (b) Officer's Certificates. Any certificate signed by any officer of either Issuer, any of the Guarantors or any of the Subsidiaries delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by either Issuer, any of the Guarantors or any of the Subsidiaries to each Initial Purchaser as to the matters covered thereby.

         SECTION 2.           Sale and Delivery to Initial Purchasers; Closing.

         (a) Securities and Guarantees. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the

Issuers and the Guarantors agree to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Issuers and the Guarantors, at the price set forth in Schedule C, the aggregate principal amount of Securities (including the Guarantees) set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional principal amount of Securities (including the Guarantees) which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 10 hereof.

         (b) Payment. Payment of the purchase price for, and delivery of certificates for, the Securities and the Guarantees shall be made at the office of Kirkland & Ellis, 153 East 53rd Street, New York, New York 10022, or at such other place as shall be agreed upon by the Representative, the Issuers and the Guarantors at 9:00 A.M. (New York Time) on the fourth business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative, the Issuers and the Guarantors (such time and date of payment and delivery being herein called the "Closing Time").

         Payment shall be made to the Issuers and the Guarantors by wire transfer of immediately available funds to a bank account designated by the Issuers and the Guarantors, against delivery to the respective accounts of the Initial Purchasers of certificates for the Securities and the Guarantees to be purchased by them. It is understood that each Initial Purchaser has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities and the Guarantees which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities and the Guarantees to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder. The certificates representing the Securities and the Guarantees shall be registered in the name of Cede & Co. pursuant to the DTC Agreement, or physical certificates representing the Securities and the Guarantees shall be registered in the names and denominations requested by the Initial Purchasers, and in either case shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 9:00 A.M. on the last business day prior to the Closing Time.

         (c) Qualified Institutional Buyer. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Issuers and each of the Guarantors that it (i) is a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act (a "Qualified Institutional Buyer") and an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act (an "Accredited Investor"), (ii) has not and will not solicit offers for, or offer or sell, Securities (or Guarantees) by means of any general solicitation or general advertising within the meaning of Rule 502(c) under Regulation D under the 1933 Act and (iii) will offer and sell the Securities and Guarantees only to (a) persons who it reasonably believes are Qualified Institutional Buyers or (b) non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S.

         (d) Denominations; Registration. Certificates for the Securities (including the Guarantees) shall be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Representative may request in writing at least one full business day before the Closing Time.

         SECTION 3. Covenants of the Issuers and the Guarantors. The Issuers and the Guarantors, jointly and severally, covenant with each Initial Purchaser as follows:

         (a) Offering Memorandum. The Issuers and the Guarantors, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

         (b) Notice and Effect of Material Events. The Issuers and the Guarantors will promptly notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by any Issuer or any Guarantor of information relating to the offering of the Securities and the Guarantees with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities and the Guarantees by the Initial Purchasers, any material changes in or affecting the earnings, business affairs or business prospects of the Issuers and the Subsidiaries, considered as one enterprise, which (i) make any statement in the Offering Memorandum or any document incorporated by reference in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of the Issuers and the Guarantors, their counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Issuers and the Guarantors will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

         (c) Amendment to Offering Memorandum and Supplements. The Issuers and the Guarantors will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers to, nor the Initial Purchaser's delivery of, any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

         (d) Qualification of Securities and Guarantees for Offer and Sale. The Issuers and the Guarantors will use their best efforts to register or qualify the Securities and the Guarantees for offering and sale under the applicable securities laws of such jurisdictions as the Representative may reasonably designate and will maintain such qualifications in effect as long as required for the sale of the Securities and the Guarantees; provided, however, that the Issuers and the Guarantors shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

         (e) Integration. The Issuers and the Guarantors agree that they will not and will cause their affiliates not to make any offer or sale of securities of either Issuer or any Guarantor of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale could be deemed to render invalid (for the purpose of (i) the sale of the Securities and the Guarantees by the Issuers and the Guarantors to the Initial Purchasers, (ii) the resale of the Securities and the Guarantees by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities and the Guarantees by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

         (f) Rating of Securities. The Issuers and the Guarantors shall take all reasonable action necessary to enable Standard & Poor's Corporation ("S&P"), and Moody's Investors Service, Inc. ("Moody's"), to provide their respective credit ratings of the Securities and the Guarantees.

         (g) Rule 144A Information. The Issuers and the Guarantors agree that, in order to render the Securities and the Guarantees eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities and the Guarantees remain outstanding, they will make available, upon request, to any holder of Securities and Guarantees or prospective purchasers of Securities and Guarantees the information specified in Rule 144A(d)(4), unless the Issuers and the Guarantors furnish information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is hereinafter referred to as "Additional Information").

         (h) Restriction on Resales. Until such time as the Issuers and the Guarantors have consummated an Exchange Offer (as defined in the Registration Rights Agreement), during the period of two years after the original issuance of the Securities and the Guarantees, the Issuers and the Guarantors will not, and will cause their "affiliates" (as such term is defined in Rule 144(a)(1) under the 1933 Act) not to, resell any Securities and Guarantees which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act) that have been reacquired by any of them and shall immediately upon any purchase of any such Securities and Guarantees submit such Securities and Guarantees to the Trustee for cancellation.

         (i) Use of Proceeds. The Issuers and the Guarantors will use the net proceeds received by them from the sale of the Securities and the Guarantees in the manner specified in the Offering Memorandum under "Use of Proceeds." If the Star Acquisition is not consummated simultaneously with the Offering, then pending consummation of the Star Acquisition, the Escrow Funds (which consist of $15.4 million of the net proceeds from the sale of the Securities) will be held by the Trustee in the Escrow and Pledge Account pursuant to the Pledge and Escrow Agreement. The Company and Finance Corp. will release the Escrow Funds in accordance with the Pledge and Escrow Agreement only upon consummation of the Star Acquisition.

         (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Offering Memorandum, the Issuers and the Guarantors will not, without the prior written consent of Merrill Lynch, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or file a registration statement with respect to, any debt securities or securities convertible into or exchangeable or exercisable for debt securities of Holdings, either Issuer or any Guarantor or guarantees of any such securities (other than the Securities, the Guarantees and the Exchange Securities).

         (k) DTC Clearance. The Issuers and the Guarantors will use all reasonable efforts in cooperation with the Initial Purchasers to permit the Securities and the Guarantees to be eligible for clearance and settlement through DTC.

         (l) Legends. Each certificate for a Security (including the Guarantee) will bear the legend contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

         (m) Interim Financial Statements. Prior to the Closing Time, the Issuers shall furnish to the Initial Purchasers copies of any unaudited interim financial statements of the Issuers, promptly after they have been completed, for any periods subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

         (n) Periodic Reports. For a period of five years after the Closing Time, the Issuers and the Guarantors will furnish to the Initial Purchasers copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Issuers and the Guarantors generally to the holders of the Securities and the Guarantees or to security holders of its publicly issued securities generally.

         SECTION 4.           Payment of Expenses.

         (a) Expenses. The Issuers and the Guarantors, jointly and severally, will pay all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, printing and any filing of the Offering Memorandum and the Registration Statement (including financial statements and any schedules or exhibits) and of each amendment or supplement thereto, including the preliminary prospectuses and the prospectus to be contained in the Registration Statement, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Registration Rights Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities and the Guarantees, (iii) the preparation, issuance and delivery of the certificates for the Securities and the Guarantees to the Initial Purchasers, including any charges of DTC in connection therewith, (iv) the fees and disbursements of the Issuers' and the Guarantors' counsel, accountants and other advisors, (v) the qualification of the Securities and the Guarantees under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey or any supplement thereto (which fees and disbursements shall not exceed $15,000), (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Guarantees and (vii) any fees payable in connection with the rating of the Securities and the Guarantees and the listing of the Securities and the Guarantees with the Private Offerings, Resales and Trading Through Automated Linkages ("PORTAL") market.

         (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i) or 9(a)(ii) hereof, the Issuers and the Guarantors, jointly and severally, shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

         SECTION 5. Conditions of Initial Purchasers' Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Issuers and the Guarantors contained in Section 1 hereof or in certificates of any officer of the Issuers or any of the Subsidiaries, to the performance by the Issuers and the Guarantors of their covenants and other obligations hereunder, and to the following further conditions:

         (a) Opinion of Counsel for the Issuers and the Guarantors. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of (1) Kirkland & Ellis, counsel for the Issuers and the Guarantors, (2) Shanley & Fisher, New Jersey counsel for the Issuers and the Guarantors, (3) Barley, Snyder, Senft & Cohen, LLC, Pennsylvania counsel for the Issuers and the Guarantors, (4) Greenberg Traurig, P.A., Florida counsel for the Issuers and the Guarantors and (5) Stewart McKelvey Stirling Scales, Canadian counsel for the Issuers and the Guarantors, in each case in form and substance satisfactory to counsel for the Initial Purchasers, together with signed or reproduced copies of such letters for each of the other Initial Purchasers to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

         (b) Opinion of Counsel for the Initial Purchasers. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, with respect to certain matters set forth in paragraphs (1), (3), (4), (5), (6), (7), (8), (12) (solely as to the information in the Offering Memorandum under "Description of the Notes") and the second paragraph following paragraph (18) of Exhibit A-1 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representative, including counsel of the Issuers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Issuers, the Guarantors and the Subsidiaries and certificates of public officials.

         (c) Officers' Certificate. At the Closing Time, (i) the Offering Memorandum, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Issuers and of the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business; (iii) the Issuers and the Guarantors shall have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time; and (iv) the representations and warranties of the Issuers and the Guarantors in Section 1 shall be accurate and true and correct as though expressly made at and as of the Closing Time. At the Closing Time, the Initial Purchasers shall have received a certificate of the Chief Executive Officer of the Issuers and the Chief Financial Officer of the Issuers, and equivalent officials of each Guarantor, dated as of the Closing Time, to such effect.

         (d) Accountant's Comfort Letter.. At the time of the execution of this Agreement, the Initial Purchasers shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Representative or to counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum and in the form of Exhibit B attached hereto. At the time of the execution of this Agreement, the Company shall have received from PricewaterhouseCoopers LLP a report on their review of the pro forma financial information included in the Offering Memorandum substantially in the form of Exhibit B of the Statement on Standards for Attestation Engagements No. 1, Reporting on Pro Forma Financial Information (AT Section 300.04), in form and substance satisfactory to the Initial Purchasers.

         (e) Bring-down Comfort Letter. At the Closing Time, the Initial Purchasers shall have received from PricewaterhouseCoopers LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

         (f) Maintenance of Rating. At the Closing Time, the Securities and the Guarantees shall be rated at least B3 by Moody's and B- by S&P, and the Issuers and the Guarantors shall have delivered to the Representative a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representative, confirming that the Securities and the Guarantees have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities and the Guarantees or any Issuer's or Guarantor's other debt securities by any nationally recognized securities rating agency, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities and the Guarantees or any of either Issuer's and any Guarantor's other debt securities.

         (g) PORTAL. At the Closing Time, the Securities and the Guarantees shall have been designated for trading on PORTAL.

         (h) Chief Financial Officer's Certificate. At the Closing Time, the Initial Purchasers shall have received a certificate of the principal financial officer of the Issuers and the Guarantors as to certain agreed upon accounting matters.

         (i) Registration Rights Agreement, Indenture and Pledge and Escrow Agreement. Each of the Issuers and each of the Guarantors shall have duly authorized, executed and delivered the Registration Rights Agreement, the Indenture and, if the Star Acquisition is not consummated simultaneously with the Offering, as of the Closing Time, the Pledge and Escrow Agreement will have been duly authorized, executed and delivered to the Initial Purchasers in a form and substance satisfactory to the Representative and counsel to the Initial Purchasers. If the Star Acquisition is not consummated simultaneously with the Offering, (x) the Company and Finance Corp. shall have deposited $15.4 million of the net proceeds of the sale of the Securities in the Escrow and Pledge Account, (b) the Company and Finance Corp. shall have taken all steps necessary to establish escrow and pledge arrangements in form and substance satisfactory to the Representative and (c) the Company and Finance Corp. shall have provided to the Trustee written instructions to invest the Escrow Funds in Cash Equivalents (as defined in the Pledge and Escrow Agreement).

         (j) Credit Agreement. At the Closing Time and upon consummation of transactions contemplated hereby, the Issuers and the Guarantors shall have received the Credit Agreement, in substantially the form previously delivered to the Initial Purchasers and as described in the Offering Memorandum, executed by all of the parties thereto, and the Credit Agreement shall be in full force and effect, enforceable against the Issuers and each of the Guarantors in accordance with its terms. At the Closing Time, the Issuers and the Guarantors shall have terminated or amended the Letter of Credit and Reimbursement Agreement, dated as of April 1, 1996, by and between Palm Beach Bedding Company and First Union National Bank of Florida, as amended on March 3, 1998, to permit Palm Beach Bedding Company to guarantee the Securities.

         (k) Preferred Membership Interests. At the Closing Time, the Issuers and the Guarantors shall have received all required consents and approvals to change the respective Scheduled Redemption Dates of the preferred membership interests of each of the Company, Investors and Holdings to November 14, 2009.

         (l) Additional Documents. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require (including any consents under any agreements to which either Issuer or any Guarantor is a party) for the purpose of enabling them to pass upon the issuance and sale of the Securities and the Guarantees as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Issuers and the Guarantors in connection with the issuance and sale of the Securities and the Guarantees as herein contemplated shall be satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

         (m) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Issuers at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

         SECTION 6.           Indemnification.

         (a) Indemnification of Initial Purchasers. Each of the Issuers and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto (including any document incorporated by reference into the Preliminary Offering Memorandum or Final Offering Memorandum)), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Issuers; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuers or the Guarantors by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment thereto).

         (b) Indemnification of Issuers, Guarantors, and Directors. Each Initial Purchaser severally agrees to indemnify and hold harmless the Issuers, the Guarantors and their directors (or, in the case of a limited liability company, advisors), each officer of the Issuers and Guarantors who would have been required to sign a registration statement on Form S-1 if the Offering Memorandum was a registration statement on Form S-1, and each person, if any, who controls the Issuers or the Guarantors within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Issuers or the Guarantors by such Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Issuers. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities and the Guarantees pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities and the Guarantees pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities and the Guarantees pursuant to this Agreement (before deducting expenses) received by the Issuers and the Guarantors and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities and the Guarantees.

         The relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Guarantors, or by the Initial Purchasers, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities (including the Guarantees) underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each director or advisor of either Issuer and each Guarantor, each officer of the Issuers and Guarantors who would have been required to sign a registration statement on Form S-1 if the Offering Memorandum was a registration statement on Form S-1, and each person, if any, who controls either Issuer and each Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Issuers and each Guarantor. The Initial Purchasers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities (including the Guarantees) set forth opposite their respective names in Schedule A hereto and not joint.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of either Issuer or any of the Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of either Issuer or any Guarantor, and shall survive delivery of the Securities (including the Guarantees) to the Initial Purchasers.

         SECTION 9.           Termination of Agreement.

         (a) Termination; General. The Representative may terminate this Agreement, by notice to the Issuers and the Guarantors, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Issuers and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred a downgrading in the rating assigned to the Securities or the Guarantees or either Issuer's or any Guarantor's other debt securities by any nationally recognized securities rating agency, or if such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities, the Guarantees or any Issuer's or Guarantor's other debt securities or guarantees of debt securities, or (iii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Securities or the Guarantees or to enforce contracts for the sale of the Securities or the Guarantees, or (iv) if trading in any securities of either Issuer or any Guarantor has been suspended or limited by the Commission or the NASDAQ National Market System, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

         SECTION 10. Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other initial purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then

                  (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective obligations hereunder bear to the obligations of all non-defaulting Initial Purchasers, or

                  (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

         No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Representative, the Issuers or the Guarantors shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this
Section 10.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of High Yield Capital Markets, with a copy to Fried, Frank, Harris, Shriver & Jacobson, 1 New York Plaza, New York, New York 10004, attention of Valerie Ford Jacob, Esq.; notices to the Issuers or the Guarantors shall be directed to them at c/o Sleepmaster L.L.C., 2001 Lower Road, Linden, New Jersey 07036-6520, attention of Charles Schweitzer and James P. Koscica, with a copy to Kirkland & Ellis, Citicorp Center, 153 East 53rd Street, New York, New York 10022-4675, attention of Lance Balk, Esq.

         SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuers and the Guarantors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Issuers and the Guarantors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Issuers and the Guarantors and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities and Guarantees from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY HEREIN REFER TO NEW YORK CITY TIME.

         SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuers and the Guarantors a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, the Issuers and the Guarantors in accordance with its terms.

                                Very Truly Yours,


                                SLEEPMASTER L.L.C.

                                By
                                   ----------------------------------
                                         Name:
                                         Title:


                                SLEEPMASTER FINANCE CORPORATION

                                By
                                   ----------------------------------
                                         Name:
                                         Title:


                                HERR MANUFACTURING COMPANY

                                By
                                   ----------------------------------
                                         Name:
                                         Title:


                                PALM BEACH BEDDING COMPANY

                                By
                                   ----------------------------------
                                         Name:
                                         Title:


                                LOWER ROAD ASSOCIATES, LLC

                                By
                                   ----------------------------------
                                         Name:
                                         Title:

CONFIRMED AND ACCEPTED, as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
                         INCORPORATED
FIRST UNION CAPITAL MARKETS CORP.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                                INCORPORATED

  By
     ---------------------------------------
             Authorized Signatory

For itself and the other Initial Purchasers named in Schedule A hereto.

                                   SCHEDULE A


                                                                Principal Amount
Name of Initial Purchaser                                         of Securities
-------------------------                                         -------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated ..........     $
First Union Capital Markets Corp.............................     $

                  Total:                                          $115,000,000
                                                                  ============

                                   SCHEDULE B
                                   Guarantors

NAME                                                      STATE OF INCORPORATION
----                                                      ----------------------
Palm Beach Bedding Company                                Florida
Herr Manufacturing Company                                Pennsylvania
Lower Road Associates, LLC                                New Jersey

                                   SCHEDULE C

                               SLEEPMASTER, L.L.C.
                             SLEEPMASTER CORPORATION

                 $115,000,000 Senior Subordinated Notes due 2009


         1. The initial offering price of the Securities (including the Guarantees) shall be 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

         2. The purchase price to be paid by the Initial Purchasers for the Securities and the Guarantees shall be 97% of the principal amount thereof.

         3. The interest rate on the Securities shall be 11% per annum.

         4. The interest payment dates of the Securities shall be May 15 and November 15 of each year, commencing November 15, 1999.

         5. The Securities and the Guarantees will be subject to redemption at any time on or after May 15, 2004, at the option of the Issuers and the Guarantors, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning May 15 of the years indicated below:

                                             Redemption
                           Year                 Price
                           ----                 -----
                           2004               105.500%
                           2005               103.667%
                           2006               101.833%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the redemption date (subject to the rights of holders of record on relevant record dates to receive interest due on an interest payment date).

         6. In addition, at any time prior to May 15, 2002, the Issuers and the Guarantors, at their option, may use the net proceeds of one or more Public Equity Offerings (as defined in the Offering Memorandum) to redeem up to an aggregate of 35% of the aggregate principal amount of the Securities and the Guarantees issued under the

Indenture at a redemption price equal to 111% of the aggregate principal amount of the Securities and the Guarantees redeemed, plus accrued and unpaid interest thereon, if any, to the redemption date. At least 65% of the aggregate principal amount of the Securities and the Guarantees must remain outstanding immediately after the occurrence of such redemption.

         7. The Securities may be redeemed at any time prior to May 15, 2004, at the option of the Issuers, in whole and not in part, within 60 days after a Change in Control, on not less than 30 nor more than 60 days' prior notice to each holder of Securities to be redeemed, in amounts of $1,000 or an integral multiple of $1,000, at a redemption price equal to the sum of (1) 100% of the principal amount thereof plus (2) accrued and unpaid interest, if any, to the redemption date (subject to the right of holders of record on relevant record dates to receive interest due on an interest payment date) plus (3) the Applicable Premium, if any. In no event will the redemption price of the Securities be less than 105.5% (the redemption price for the Securities on May 15, 2004) of the principal amount of the Securities, plus accrued interest to the applicable redemption date.

                                                                       Exhibit A

                     FORM OF OPINION OF KIRKLAND & ELLIS TO
                      BE DELIVERED PURSUANT TO SECTION 5(a)

                                  May 18, 1999


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated
First Union Capital Markets Corp.
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated
World Financial Center
North Tower
250 Vesey
Street New York, New York 10281

Ladies and Gentlemen:

         We are issuing this letter in our capacity as special counsel for Sleepmaster L.L.C. (the "Company"), Sleepmaster Finance Corporation ("Finance Corp." and, together with the Company, the "Issuers"), Herr Manufacturing Company ("Herr"), Palm Beach Bedding Company ("Palm Beach") and Lower Road Associates, LLC ("Lower Road" and, together with Herr and Palm Beach, the "Guarantors") in response to the requirement in Section 5(b) of the Purchase Agreement dated May 12, 1999 (the "Purchase Agreement") among the Issuers, the Guarantors and the initial purchasers named in Schedule A thereto (the "Initial Purchasers"). Every term which is defined or given a special meaning in the Purchase Agreement and which is not given a different meaning in this letter has the same meaning whenever it is used in this letter as the meaning it is given in the Purchase Agreement.

         In connection with the preparation of this letter, we have among other things read:

         (a) the preliminary offering memorandum of the Issuers, dated April 30, 1999 and the final offering memorandum of the Issuers, dated May 12, 1999 (the "Offering Memorandum");

         (b)      an executed copy of the Purchase Agreement;

         (c) an executed copy of the Registration Rights Agreement, dated as of the date hereof, among the Issuers, the Guarantors and the Initial Purchasers;

         (d) an executed copy of the Indenture, dated as of the date hereof, among the Issuers, the Guarantors and United States Trust Company of New York, as trustee (the "Trustee");

         (e) a global note of the Issuers in the amount of $115,000,000, dated the date hereof (the "Securities");

         (f) guarantees by the Guarantors, dated the date hereof, of the Issuers' obligations under the Securities (the "Guarantees");

         (g) the Letter of Representations among the Issuers, the Trustee and The Depository Trust Company;

         (h) the credit agreement, dated the date hereof, among the Issuers, the Guarantors and _____________, as agent;

         (i) resolutions dated May __, 1999 of each of the Company, Finance Corp., Palm Beach, Herr and Lower Road; and

         (j) Copies of all certificates and other documents delivered today at the closing of the purchase and sale of the Securities and the Guarantees under the Purchase Agreement.

         Subject to the assumptions, qualifications and limitations which are identified in this letter, we advise you that:

1. Finance Corp. is a corporation existing and in good standing under the General Corporation Law of the State of Delaware. Finance Corp. is qualified to do business and is in good standing in each jurisdiction listed on Schedule A hereto.

2. Finance Corp. has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Guarantees, the Exchange Securities [if the Star Acquisition is not consummated simultaneously with the Offering, include the following - , the Pledge and Escrow Agreement,] and the DTC Agreement.

3. All of the shares of issued and outstanding capital stock of Finance Corp. have been duly authorized and validly issued. None of the outstanding shares of capital stock of Finance Corp. was issued in violation of preemptive rights under the terms of the statute under which Finance Corp. is incorporated, under Finance Corp.'s Certificate of Incorporation or by-laws or under any contractual provision of which we have knowledge. To our knowledge, Finance Corp. is owned by Sleepmaster Holdings L.L.C., directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than pursuant to the Credit Agreement.

3. Finance Corp. has duly authorized, executed and delivered the Purchase Agreement.

4. Finance Corp. has duly authorized, executed and delivered the Registration Rights Agreement. The Registration Rights Agreement constitutes the valid and binding obligation of the Company, Finance Corp. and each of the Guarantors, enforceable against the Company, Finance Corp. and each of the Guarantors in accordance with its terms.

5. Finance Corp. has authorized, executed and delivered the Indenture. Assuming the due authorization, execution and delivery thereof by the Trustee, the Indenture constitutes a valid and binding agreement of the Company, Finance Corp. and each of the Guarantors, enforceable against the Company, Finance Corp. and each of the Guarantors in accordance with its terms.

6. Finance Corp. has authorized, executed and delivered the DTC Agreement. The DTC Agreement constitutes the valid and binding obligation of the Company and Finance Corp., enforceable against the Company and Finance Corp. in accordance with its terms.

7. The Securities are in the form contemplated by the Indenture and have been duly authorized, executed and delivered by Finance Corp. When authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee), the Securities will constitute valid and binding obligations of the Company and Finance Corp., enforceable against the Company and Finance Corp. in accordance with their terms.

8. The Guarantees are in the form contemplated by the Indenture. When the Securities are authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee), the Guarantees will constitute valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms.

9. The Exchange Securities have been duly authorized by Finance Corp. When the Exchange Securities are executed and authenticated and issued and delivered by the Company, Finance Corp. and each of the Guarantors in exchange for the Securities and the Guarantees pursuant to the Exchange Offer, the Exchange Securities will constitute valid and binding obligations of the Company, Finance Corp. and each of the Guarantors, enforceable against the Company, Finance Corp. and each of the Guarantors in accordance with their terms.

9. The Securities, the Guarantees and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

10. There is no legal or governmental proceeding that is pending or, to our knowledge, threatened against the Company or any of its subsidiaries that would be required by Item 103 of Regulation S-K to be described in the Offering Memorandum if the Offering Memorandum was a registration statement on Form S-1 but that is not so described or that might reasonably be expected to materially adversely effect the consummation of the transactions contemplated in the Purchase Agreement and the Offering Memorandum. We have no knowledge about any contract to which the Company or any of its subsidiaries is a party or to which any of its property is subject that would be required to be described in the Offering Memorandum if the Offering Memorandum was a registration statement on Form S-1 but that is not so described.

11. The information in the Offering Memorandum under "Exchange Offer; Registration Rights," "Description of the Notes," and "Certain U.S. Federal Income Tax Considerations," to the extent that it constitutes matters of law, summaries of legal matters, or legal conclusions, has been reviewed by us and is correct in all material respects.

12. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the due execution, delivery or performance of the

         Indenture by the Company, Finance Corp. or any of the Guarantors or for the offering, issuance, sale or delivery of the Securities and the Guarantees to the Initial Purchasers or the resale by the Initial Purchasers in accordance with the Purchase Agreement or for the performance by the Company, Finance Corp. or any of the Guarantors of their respective obligations thereunder, in connection with the offering, issuance or sale of the Securities and the Guarantees hereunder or the consummation of the transactions contemplated by the Purchase Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Credit Agreement, [if the Star Acquisition is not consummated simultaneously with the Offering, include the following
         - the Pledge and Escrow Agreement,] the Securities, the Guarantees and the Exchange Securities (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under the caption "Use of Proceeds").

13. The Company's, Finance Corp.'s and each Guarantor's execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Credit Agreement, [if the Star Acquisition is not consummated simultaneously with the Offering, include the following - the Pledge and Escrow Agreement,] the Securities, the Guarantees and the Exchange Securities, the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under "Use of Proceeds"), and compliance by the Company, Finance Corp. and the Guarantees with their respective obligations under the foregoing instruments do not (i) violate Finance Corp.'s certificate of incorporation or bylaws or (ii) constitute a violation by the Company, Finance Corp. or any Guarantor of any applicable provision of any law, statute or regulation, judgment, order or decree (except that we express no opinion in this paragraph as to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or as to whether performance of the indemnification or contribution provisions in the Purchase Agreement or the Registration Rights Agreement would be permitted) or (iii) whether with or without the giving of notice or lapse of time or both, breach, or result in a default or Repayment Event under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company, Finance Corp. or any Guarantor pursuant to, any existing obligation under any of the agreements listed on Schedule B hereto (provided that we express no opinion as to compliance with any financial test or cross-default provision (insofar as it relates to a default under an agreement not listed on Schedule B) in any such agreement). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, any of the Guarantors or any of their subsidiaries.

14. To our knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Exchange Offer Registration Statement to be filed pursuant to the Registration Rights Agreement.

15. It is not necessary in connection with the offer, sale and delivery of the Securities and Guarantees to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Securities and Guarantees under the 1933 Act or to qualify the Indenture under the Trust Indenture Act.

 16. Each of the Company, Finance Corp. and the Guarantors is not, and after the application of the proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under "Use of Proceeds," will not be, an investment company as such term is defined in the Investment Company Act of 1940, as amended.

 17. [if the Star Acquisition is not consummated simultaneously with the Offering, include the following-Finance Corp. has authorized, executed and delivered the Pledge and Escrow Agreement. The Pledge and Escrow Agreement constitutes the valid and binding obligation of the Company and Finance Corp., enforceable against the Company and Finance Corp. in accordance with its terms.]

18. [if the Star Acquisition is not consummated simultaneously with the Offering, include the following - At the time of the deposit of the Escrow Funds (as defined) into the Escrow and Pledge Account (as defined in the Pledge and Escrow Agreement), the pledge of the Collateral (as defined in the Pledge and Escrow Agreement) securing the payment of the Secured Obligations (as defined in the Pledge and Escrow Agreement) for the benefit of the Trustee and the Holders of the Securities will constitute a first priority perfected security interest in such Collateral, enforceable in accordance with the UCC against the Company, Finance Corp., Holdings and all creditors of the Company, Finance Corp. and Holdings and any persons purporting to purchase any of the Collateral from the Company, Finance Corp. and Holdings.]

                                      * * *

         The purpose of our professional engagement was not to establish factual matters, and preparation of the Offering Memorandum involved many determinations of a wholly or partially nonlegal character. We make no representation that we have independently verified the accuracy, completeness or fairness of the Offering Memorandum or that the actions taken in connection with the preparation of the Offering Memorandum (including the actions described in the next paragraph) were sufficient to cause the Offering Memorandum to be accurate, complete or fair. We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the Offering Memorandum except to the extent otherwise explicitly indicated in numbered paragraphs 10 and 12 above.

         We can, however, confirm that we have participated in conferences with representatives of the Issuers and the Guarantors, representatives of the Initial Purchasers, counsel for the Initial Purchasers and representatives of the independent accountants for the Issuers during which disclosures in the Offering Memorandum and related matters were discussed. In addition, we have reviewed certain corporate records furnished to us by the Issuers and the Guarantors.

         Based upon our participation in the conferences and our document review identified in the preceding paragraph, our understanding of applicable law and the experience we have gained in our practice thereunder and relying as to matters of fact on statements of officers and other representatives of the Company, we can, however, advise you that nothing has come to our attention that has caused us to conclude that (i) the Offering Memorandum as of its date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Offering Memorandum on the date of this letter contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                      * * *

         Except for the activities described in the immediately preceding section of this letter, we have not undertaken any investigation to determine the facts upon which the advice in this letter is based.

         We have assumed for purposes of this letter: each document we have reviewed for purposes of this letter is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine; that the Purchase Agreement and every other agreement we have examined for purposes of this letter constitutes a valid and binding obligation of each party to that document and that each such party has satisfied all legal requirements that are applicable to such party to the extent necessary to entitle such party to enforce such agreement (except that we make no such assumptions with respect to the Issuers and the Guarantors); and that you have acted in good faith and without notice of any fact which has caused you to reach any conclusion contrary to any of the advice provided in this letter.

         In preparing this letter we have relied without independent verification upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Purchase Agreement and other documents specifically identified at the beginning of this letter as having been read by us; (iii) factual information provided to us by the Issuers or their representatives; and (iv) factual information we have obtained from such other sources as we have deemed reasonable. We have assumed that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading. For purposes of numbered paragraph 1, we have relied exclusively upon certificates issued by governmental authorities in the relevant jurisdictions and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by those certificates.

         We confirm that we do not have knowledge that has caused us to conclude that our reliance and assumptions cited in the two immediately preceding paragraphs are unwarranted. Whenever this letter provides advice about (or based upon) our knowledge of any particular information or about any information which has or has not come to our attention such advice is based entirely on the actual awareness at the time this letter is delivered on the date it bears by the lawyers with Kirkland & Ellis at that time who represented the Issuers and Guarantors in connection with the offering effected pursuant to the Offering Memorandum and by lawyers with Kirkland & Ellis who have principal responsibility for representing the Issuers and Guarantors on other significant matters.

         Each opinion (an "enforceability opinion") in this letter that any particular contract is a valid and binding obligation or is enforceable in accordance with its terms is subject to: (i) the effect of bankruptcy, insolvency, fraudulent conveyance and other similar laws and judicially developed doctrines in this area such as substantive consolidation and equitable subordination; (ii) the effect of general principles of equity; and (iii) other commonly recognized statutory and judicial constraints on enforceability including statutes of limitations. "General principles of equity" include but are not limited to: principles limiting the availability of specific performance and injunctive relief; principles which limit the availability of a remedy under certain circumstances where another remedy has been elected; principles requiring reasonableness, good faith and fair dealing in the performance and enforcement of an agreement by the party seeking enforcement; principles which may permit a party to cure a material failure to perform its obligations; and principles affording equitable defenses such as waiver, laches and estoppel.

         Our advice on every legal issue addressed in this letter is based exclusively on the internal law of New York, the General Corporation Law of the State of Delaware, and/or the federal law of the United States, and represents our opinion as to how that issue would be resolved were it to be considered by the highest court in the jurisdiction which enacted such law. None of the opinions or other advice contained in this letter considers or covers: (i) any state securities (or "blue sky") laws or regulations or (ii) any financial statements or supporting schedules (or any notes to any such statements or schedules) or other financial information set forth or incorporated by reference in (or omitted from) the Offering Memorandum. This letter does not cover any other laws, statutes, governmental rules or regulations or decisions which in our experience are not usually considered for or covered by opinions like those contained in this letter or are not generally applicable to transactions of the kind covered by the Purchase Agreement.

         This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which we did not have knowledge at that time, by reason of any change subsequent to that time in any law, other governmental requirement or interpretation thereof covered by any of our opinions or advice, or for any other reason.

         This letter may be relied upon by the Initial Purchasers pursuant to the Purchase Agreement. Without our written consent: (i) no person other than the Initial Purchasers may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.

                                   Schedule A

                         Good Standings of Finance Corp.

                                    Delaware

                                   Schedule B

                                    Contracts

1. Amended and Restated Limited Liability Company Operating Agreement of Sleepmaster L.L.C., dated November 14, 1996.

2. Second Amended and Restated Limited Liability Company Operating Agreement of Sleepmaster Holdings L.L.C., dated November 14, 1996 (including the joinder agreement of Stuart Herr and John Herr, dated February 26, 1999).

3. Limited Liability Company Operating Agreement of Sleep Investor L.L.C., dated November 14, 1996 (including the joinder agreement of certain persons, dated December 23, 1996).

4. License Agreement and Memorandum of Agreement, each dated January 12, 1995, between Sleepmaster L.L.C. and Serta, Inc., covering certain territories in New Jersey, New York and Connecticut, as amended.

5. License Agreement and Memorandum of Agreement, each dated January 12, 1995, between Sleepmaster L.L.C. and Serta, Inc., covering certain territories in Pennsylvania, New Jersey, Maryland and Delaware, as amended.

6. License Agreement, dated November 4, 1989, and Memorandum of Agreement, dated December 1, 1969, between Palm Beach Bedding Company and Serta, Inc., covering certain territories in Florida, as amended.

7. License Agreement, dated November 4, 1989, and Memorandum of Agreement, dated December 1, 1969, between Herr Manufacturing Company and Serta, Inc., covering certain territories in Pennsylvania and New York, as amended.

8. Standard Canadian License Agreement - Form B, dated as of and effective June 1, 1994, between Serta, Inc. and Star Bedding Products (1986) Ltd., covering certain territories in Ontario, Canada.

9. Masterpiece Sleep Products, Inc. Manufacturing and Servicing Agreement, dated October 1, 1998, by and between Masterpiece Sleep Products, Inc. and Sleepmaster LLC and affiliates.

10. Serta, Inc. By-laws and Serta, Inc. Rules and Regulations, each effective January 1, 1996.

11. U.S. v. Serta Associates, Inc., U.S. District for the Northern District of Illinois, No. 50 C 843.

12. Employment Agreements and Option Agreements, each dated as of January 12, 1995, between Sleepmaster Holdings L.L.C., Sleepmaster L.L.C., Sleep Investor L.L.C. and each of Charles Schweitzer, James Koscica, Timothy DuPont and Michael Reilly.

13. Employment Agreements, dated March 3, 1998, between Palm Beach Bedding Company (joined by Sleepmaster Holdings L.L.C. and Sleepmaster L.L.C.) and each of Michael W. Bubis, Howard Bubis and Samuel J. Bubis.

14. Employment and Stock Purchase Agreements, dated as of February 26, 1999, by and among Herr Manufacturing Company, Sleepmaster Holdings L.L.C., Sleepmaster L.L.C., Charles Schweitzer, Sleep Investor L.L.C. and each of Stuart W. Herr and John K. Herr, III

15. Transportation and Delivery Services Agreement, dated July 1, 1996, between Sleepmaster L.L.C. and J. Wise and Son.

16. Agreement between United Steelworkers of America (ABG Division), AFL-CIO, CLC and Local Union #396 and Sleepmaster L.L.C., dated July ___, 1997.

17. 1997 - 1999 Collective Agreement between Star Bedding Products (1986) Limited and United Steelworkers of America Local 400.

18. Second Amended and Restated Secured Credit Agreement, dated as of February 26, 1999, among Sleepmaster L.L.C., Palm Beach Bedding Company, Lower Road Associates, LLC and Herr Manufacturing Company, as Borrowers, Sleepmaster L.L.C., as Borrowing Agent, the Lenders Party Thereto, First Source Financial LLP, as Agent and LaSalle National Bank, as Issuing Lender and all Collateral Documents (as defined in the Credit Agreement).

19. Amended and Restated Securities Purchase Agreement, dated as of March 3, 1998, among Sleepmaster Holdings L.L.C., Sleepmaster L.L.C. and PMI Mezzanine Fund, L.P., relating to the 12.0% Amended and Restated Series A Senior Subordinated Notes due 2007, as amended by Amendment Nos. 1, 2 and 3 (including the 12% Series A Senior Subordinated Note due 2007 and all other agreements, subordination agreements and guaranties executed in connection therewith).

20. Securities Purchase Agreement, dated as of March 3, 1998, among Sleepmaster Holdings L.L.C., Sleepmaster L.L.C. and PMI Mezzanine Fund, L.P., relating to the 12.0% Amended and Restated Series B Senior Subordinated Notes due 2007, as amended by Amendment Nos. 1, 2 and 3 (including the 12% Series B Senior Subordinated Note due 2007 and all other agreements, subordination agreements and guaranties executed in connection therewith).

21. Sleepmaster Holdings L.L.C. Amended and Restated Common Interest Purchase Warrants, dated as of March 3, 1998 and Sleepmaster Holdings L.L.C. Common Interest Purchase Warrants, dated as of March 3, 1998, each as amended on February 26, 1999.

22. IRB-Related Obligations: (a) the Loan Agreement, dated as of April 1, 1996, between Palm Beach Bedding Company and Palm Beach County, Florida, relating to $7,650,000 Palm Beach County, Florida Variable Rate Demand Industrial Development Revenue Bonds (Palm Beach Bedding Company Project, Series 1996) (the "IRBs") originally outstanding in the original principal amount of $7,650,000; (b) the Trust Indenture, dated as of April 1, 1996, by and among Palm Beach County, the Trustee and the Credit Facility Trustee, (c) the Irrevocable Letter of Credit, issued by First Union National Bank of Florida, (d) the Letter of Credit and Reimbursement Agreement, dated as of April 1, 1996, between Palm Beach Bedding Company and First Union National Bank of Florida ("First Union"), (e) the Amendment to Reimbursement Agreement, dated March 3, 1998, between Palm Beach Bedding Company and First Union National Bank, (f) the Mortgage and Security Agreement, dated April 1, 1996, between Palm Beach Bedding Company and First Union, (g) the Remarketing Agreement, dated April 1, 1996, between Palm Beach Bedding Company and First Union and (h) the Pledge Agreement, dated April 1, 1996, between Palm Beach Bedding Company and First Union.

23. Junior Subordinated Notes, dated November 14, 1996, of Sleep Investor L.L.C. issued to each of Charles Schweitzer, James Koscica, Timothy Dupont, Michael Reilly, Douglas A. Brown, Douglas A. Brown VIP Plus Profit Sharing Plan, Donald S. Brown, John S. Coates, Harold M. Wit, Allen Investments II, L.L.C., Karl Dillon, Jessand Corp. Profit Sharing Plan and Trust, Alan Gelband, Panorama Holdings, L.L.C., Arnold Gussoff, Holding Capital Management Corp., Steven Leischner, William Colaianni, Jo Levinson 1989 Trust, John M. McMahon,

         Kaplan, Coate Special Situations L.P., Robert W. Plaster, Bennett Rosenthal, Dhiren Shah and WKM Partners.

24. Amended and Restated Securityholders Agreement, dated as of March 3, 1998, by and among Sleepmaster Holdings L.L.C., Sleep Investor L.L.C., PMI Mezzanine Fund, L.P., Charles Schweitzer, James P. Koscica, Michael Reilly, Timothy DuPont, Michael Bubis, Richard Tauber, Douglas Phillips (including the joinder agreements of each of Stuart W. Herr and John K. Herr, III, dated March 3, 1998).

25. Amended and Restated Registration Rights Agreement, dated as of March 3, 1998, by and among Sleepmaster Holdings L.L.C., Sleep Investor L.L.C., PMI Mezzanine Fund, L.P., Charles Schweitzer, James P. Koscica, Michael Reilly, Timothy DuPont, Michael Bubis, Richard Tauber, Douglas Phillips (including the joinder agreements of each of Stuart W. Herr and John K. Herr, III, dated March 3, 1998).

26. Sleep Investor Securityholders Agreement, dated November 14, 1996 (including the joinder agreement of certain persons, dated December 23, 1996).

27. Recapitalization, Redemption and Purchase Agreement among Sleepmaster Holdings L.L.C., Sleepmaster L.L.C., Brown/Schweitzer Holdings, Inc. The Members of Sleepmaster Holdings, L.L.C., and Sleep Investor L.L.C., dated October 31, 1996.

28. Agreement and Plan of Merger, effective as of March 3, 1998, by and among Sleepmaster L.L.C., Sleepmaster Acquisition Corp. and Palm Beach Bedding Company (including the related Indemnity Escrow Agreement and Adjustment Escrow Agreement).

29. Stock Purchase Agreement, dated as of February 26, 1999, by and among Sleepmaster L.L.C., Herr Manufacturing Company, and the stockholders listed on the Seller signature page attached thereto (including the related Indemnity Escrow Agreement and Adjustment Escrow Agreement).

30. Asset Purchase Agreement by and among Star Bedding Products Limited and Sleepmaster L.L.C., as Purchaser and Star Bedding Products (1986) Limited and Cecil Brauer, as Seller.

31. Agreement of Lease between Hartz Mountain Industries, Inc. and Sleepmaster, as amended by the First, Second and Third Lease Modification Agreements, and the related Subordination, Non-Disturbance and Attornment Agreements (including the letter of credit issued to Hartz Mountain Industries, Inc.).

                                                                     Exhibit A-2

                         [Opinion of New Jersey Counsel]


         (i) Sleepmaster L.L.C. (the "Company") has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of New Jersey.

         (ii) Lower Road Associates, LLC ("Lower Road") has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of New Jersey.

         (iii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Credit Agreement, the Acquisition Agreement, [if the Star Acquisition is not consummated simultaneously with the Offering, include the following the Pledge and Escrow Agreement,] the Securities, the Exchange Securities and the DTC Agreement.

         (iv) Lower Road has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Credit Agreement, the Guarantees and the Exchange Securities.

         (v) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse effect on the Company's financial condition and results of operations.

         (vi) Lower Road is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse effect on Lower Road's financial condition and results of operations.

         (vii) The authorized, issued and outstanding membership or other equity interests of the Company is as set forth in the Capitalization chart included in the Offering Memorandum. The shares of issued and outstanding capital stock or other equity interests of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock or other equity interests of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. To the best of our knowledge, the Company is 99% owned by Sleepmaster Holdings L.L.C. and 1% owned by Sleep Investor LLC, in each case directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than pursuant to the Company's Credit Agreement.

         (viii) The shares of issued and outstanding capital stock or other equity interests of Lower Road have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock or other equity interests of Lower Road was issued in violation of the preemptive or other similar rights of any securityholder of Lower Road. To the best of our knowledge, Lower Road is owned by Sleepmaster L.L.C., directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than pursuant to the Credit Agreement.

         (ix) Each of the Company and Lower Road have authorized, executed and delivered each of the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Credit Agreement. The Company has authorized, executed and delivered the Securities [if the Star Acquisition is not consummated simultaneously with the Offering, include the following - , the Pledge and Escrow Agreement] and the DTC Agreement. Lower Road has authorized, executed and delivered its Guarantee. The Company and Lower Road have authorized the Exchange Securities.

         (x) There is not pending or, to the best of our knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which the Company or Lower Road is a party, or to which the property of the Company or Lower Road is subject, before or brought by any New Jersey court or governmental agency or body, which might reasonably be expected to materially and adversely affect the properties or assets of the Company or Lower Road or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company or Lower Road of their respective obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement, [if the Star Acquisition is not consummated simultaneously with the Offering, include the following - the Pledge and Escrow Agreement,] the Securities, the Guarantees or the Exchange Securities.

         (xi) To the best of our knowledge, neither the Company nor Lower Road is in violation of its certificate of formation, limited liability company agreement or other organizational documents.

         (xii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any New Jersey court or governmental authority or agency (other than as may be required under the securities or blue sky laws, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the due execution, delivery or performance of the Indenture by the Company or Lower Road or for the offering, issuance, sale or delivery of the Securities and the Guarantees to the Initial Purchasers or the resale by the Initial Purchasers in accordance with the Purchase Agreement or for the performance by the Company and Lower Road of their respective obligations thereunder, in connection with the offering, issuance or sale of the Securities and the Guarantees or the consummation of the transactions contemplated by the Purchase Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Credit Agreement, [if the Star Acquisition is not consummated simultaneously with the Offering, include the following - the Pledge and Escrow Agreement,] the Securities, the Guarantees and the Exchange Securities (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under the caption "Use of Proceeds").

         (xiii) The Company's and Lower Road's execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Credit Agreement, [if the Star Acquisition is not consummated simultaneously with the Offering, include the following - the Pledge and Escrow Agreement,] the Securities, the Guarantees and the Exchange Securities, the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under "Use of Proceeds"), and compliance by the Company and Lower Road with their respective obligations under the foregoing instruments do not (i) violate the Company's and Lower Road's certificate of formation, limited liability company agreement or other organizational documents or (ii) constitute a violation by the Company or Lower Road of any applicable provision of any New Jersey law, statute or regulation, judgment, order or decree.

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and the Guarantors and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     Exhibit A-3


                 [Opinion of Barley, Snyder, Senft & Cohen, LLC]



         1. The Company is a corporation duly organized, validly existing and subsisting under the laws of the Commonwealth of Pennsylvania.

         2. Herr has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Credit Agreement, the Guarantees and the Exchange Securities.

         3. Herr is not qualified as a foreign corporation to transact business in any state.

         4. The shares of issued and outstanding capital stock or other equity interests of Herr have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock or other equity interests of Herr was issued in violation of the preemptive or other similar rights of any security holder of Herr. To the best of our knowledge, Herr is owned by Sleepmaster L.L.C., directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than pursuant to the Credit Agreement.

         5. Herr has authorized, executed and delivered each of the Purchase Agreement, the Registration Rights Agreement, the Indenture, its Guarantee and the Credit Agreement. Herr has authorized the Exchange Securities.

         6. To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which Herr is a party, or to which the property of Herr is subject, before or brought by any Pennsylvania court or governmental agency or body, which might reasonably be expected to materially and adversely affect the properties or assets of Herr or the consummation of the transactions contemplated in the Purchase Agreement or the performance by Herr of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Guarantees or the Exchange Securities.

         7. To the best of our knowledge, Herr is not in violation of its charter and bylaws.

         8. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Pennsylvania court or governmental authority or agency (other than as may be required under the securities or blue sky laws, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the due execution, delivery or performance of the Indenture by Herr or for the offering, issuance, sale or delivery of the Guaranty to the Initial Purchasers or the resale by the Initial Purchasers in accordance with the Purchase Agreement or for the performance by Herr of its obligations thereunder, in connection with the offering, issuance or sale of the Guaranty or the consummation of the transactions contemplated by the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Credit Agreement, the Guarantee and the Exchange Securities (including the issuance and sale of the Securities and the Guaranty and the use of the proceeds from the sale of the Securities and the Guaranty as described in the Offering Memorandum under the caption "Use of Proceeds"). We express no opinion as to securities or so-called "blue sky" laws, rules or regulations.

         9. Herr's execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Credit Agreement, the Guaranty and the Exchange Securities, the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the issuance and sale of the Securities and the Guaranty and the use of the proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under "Use of Proceeds"), and compliance by Herr with its obligations under the foregoing instruments do not (i) violate Herr's charter and bylaws; or
(ii) constitute a violation by Herr of any applicable provision of any Pennsylvania law, statute or regulation, judgment, order or decree.

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and the Guarantors and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     Exhibit A-4


                  [FORM OF OPINION OF GREENBERG TRAURIG, P.A.]


                                                             [date]

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
First Union Capital Markets Corp.
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
World Financial Center
North Tower
250 Vesey Street
New York, New York  10281

Ladies and Gentlemen:

         We are issuing this letter in our capacity as special counsel for Palm Beach Bedding Company ("Palm Beach") in response to the requirement in Section 5(a)(4) of the Purchase Agreement dated May ___, 1999 (the "Purchase Agreement") among the Issuers and the Guarantors, as defined in the Purchase Agreement and the initial purchasers named in Schedule A thereof (the "Initial Purchasers"). Every term which is defined or given a special meaning in the Purchase Agreement and which is not given a different meaning in this letter has the same meaning whenever it is used in this letter as the meaning it is given in the Purchase Agreement.

         A.       Basis of Opinion.

         As a basis for the conclusions expressed in this opinion letter, we have examined, considered and relied on the following documents:

                  (a) the preliminary offering memorandum of the Issuers, dated April __, 1999 and the final offering memorandum of the Issuers, dated May __, 1999 (the "Offering Memorandum");

                  (b)      an executed copy of the Purchase Agreement;

                  (c) an executed copy of the Registration Rights Agreement, dated as of the date hereof, among the Issuers, the Guarantors and the Initial Purchasers;

                  (d) an executed copy of the Indenture, dated as of the date hereof, among the Issuers, the Guarantors and ___________, as trustee (the "Trustee");

                  (e) a global note of the Issuers in the amount of $115,000,000, dated the date hereof (the "Securities");

                  (f) guarantees by the Guarantors, dated the date hereof, of the Issuers' obligations under the Securities (the "Guarantees");

                  (g) the Letter of Representations among the Issuers, the Trustee and The Depository Trust Company;

                  (h) the credit agreement, dated the date hereof, among the Issuers, the Guarantors and _______________, as agent;

                  (i)      resolutions dated ___________of Palm Beach;

                  (j) copies of all certificates and other documents delivered today at the closing of the purchase and sale of the Securities and the Guarantees under the Purchase Agreement;

                  (k) Palm Beach's Certificate of Incorporation, Bylaws, and corporate minute book;

                  (l) a certificate or other evidence of good standing of Palm Beach issued as of a recent date by the Secretary of State of the State of Florida;

                  (m) a certificate or other evidence of qualification issued as of a recent date by the relevant governmental authority of each state in which Palm Beach is qualified to do business;

                  (n) a certificate, dated as of the date hereof, containing certain representations to our firm executed by certain officers of Palm Beach; and

                  (o) such other matters of law and fact as we have considered necessary or appropriate for the expression of the opinions contained herein.

         For purposes of this opinion letter, the documents and information referred to in this Section A are herein collectively referred to as the "Documents."


         B.       Assumptions.

         In rendering the opinions set forth in Section C below, we have assumed without investigation the genuineness of all signatures, other than the signatures of Palm Beach's executive officers with respect to the Documents described in subsections (b), (c), (d), (f), (h), (m) and (n) of Section A, and the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all documents submitted to us as copies, and the veracity of the documents.

         With respect to our opinions expressed below relating to existence and good standing, we have relied, without independent investigation, upon the certificates or other evidence of good standing as referenced in Section A above.

         As to questions of fact material to the opinions hereinafter expressed, we have relied upon the certificates described in subsections (j), (l), (m) and
(n) of Section A and other factual representations represented to be true in the Documents.

         C.       Opinions.

         Based upon our examination and consideration of the Documents, and in reliance thereon, and subject to the comments, assumptions, exceptions, qualifications and limitations set forth in Sections B and D hereof, we are of the opinion that:

                  (a) Palm Beach is a corporation existing and in good standing under the laws of the State of Florida.

                  (b) Palm Beach has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Credit Agreement, the Guarantees and the Exchange Securities.

                  (c) Palm Beach is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse effect on Palm Beach's financial condition and results of operations.

                  (d) The shares of issued and outstanding capital stock or other equity interests of Palm Beach have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock or other equity interests of Palm Beach was issued in violation of the preemptive or other similar rights of any security holder of Palm Beach under Palm Beach's Certificate of Incorporation, Bylaws or any contractual provision of which we have knowledge. To the best of our knowledge, Palm Beach is owned by Sleepmaster L.L.C., directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than pursuant to the Credit Agreement.

                  (e) Palm Beach has authorized, executed and delivered each of the Purchase Agreement, the Registration Rights Agreement, the Indenture, its Guarantee and the Credit Agreement, Palm Beach has authorized the Exchange Securities.

                  (f) There is no legal or governmental proceeding pending or, to our knowledge, threatened against Palm Beach by any Florida court or governmental agency, which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Purchase Agreement.

                  (g) To the best of our knowledge, Palm Beach is not in violation of its charter and bylaws.

                  (h) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Florida court or governmental authority or agency (other than as may be required under the securities or blue sky laws, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the due execution, delivery or performance of the Indenture by Palm Beach or for the offering, issuance, sale or delivery of the Securities and the Guarantees to the Initial Purchasers or the resale by the Initial Purchasers in accordance with the Purchase Agreement or for the performance by Palm Beach of its obligations thereunder, in connection with the offering, issuance or sale of the Securities and the Guarantees or the consummation of the transactions contemplated by the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Credit Agreement, the Securities, the Guarantees and the Exchange Securities (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under the caption "Use of Proceeds."

                  (i) Palm Beach's execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Credit Agreement, the Guarantees and the Exchange Securities, the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under "Use of Proceeds"), and compliance by Palm Beach with its obligations under the foregoing instruments do not (i) violate Palm Beach's certificate of incorporation or bylaws or
                           (ii) constitute a violation by Palm Beach of any applicable provision of any Florida law, statute or regulation, judgment order or decree.

         D.       Comments, Assumptions, Limitations, Qualifications and
Exceptions

         The opinions expressed above are based upon and subject to, the further comments, assumptions, limitations, qualifications and exceptions set forth below.

                  (a) Whenever this letter provides advice about (or based upon) our knowledge of any particular information or about any information which has or has not come to our attention such advice is based entirely on the actual awareness at the time this letter is delivered on the date it bears by the lawyers with Greenberg Traurig at that time who represented Palm Beach in connection with the offering effected pursuant to the Offering Memorandum and by lawyers with Greenberg Traurig who have principal responsibility for representing the Beach on other significant matters.

                  (b) The opinions expressed herein are specifically limited to the laws of the State of Florida and the Federal law of the United States of America.

                  (c) This opinion letter is limited to the matters stated herein and no opinions may be implied or inferred beyond the matters expressly stated herein.

                  (d) The opinions expressed herein are as of the date hereof, and we assume no obligation to update or supplement such opinions to reflect any facts or circumstances that may hereafter come to our attention or any changes in law that may hereafter occur.

                  (e) This letter may be relied upon by the Initial Purchasers pursuant to the Purchase Agreement. Without our written consent: (i) no person other than the Initial Purchasers may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.


                                             Respectfully submitted

                                             GREENBERG TRAURIG, P.A.

                                                                     Exhibit A-5

                  [OPINION OF STEWART MCKELVEY STIRLING SCALES]


         (i) Star Bedding Products Limited ("Star") has been duly organized and is validly existing as a corporation in good standing under the laws of the Province of New Brunswick.

         (ii) Star has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Acquisition Agreement.

         (iii) Star is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a material adverse effect on Star's financial condition and results of operations.

         (iv) The shares of issued and outstanding capital stock or other equity interests of Star have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock or other equity interests of Star was issued in violation of the preemptive or other similar rights of any securityholder of Star.

         (v) There is not pending or, to the best of our knowledge, threatened any action, suit, proceeding, inquiry or investigation, to which Star is a party, or to which the property of Star is subject, before or brought by any Ontario court or governmental agency or body, which might reasonably be expected to materially and adversely affect the properties or assets of Star or the consummation of the transactions contemplated in the Purchase Agreement.

         (vi) To the best of our knowledge, Star is not in violation of its charter and bylaws.

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and the Guarantors and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).